EXHIBIT 10.1

CONFIDENTIAL SETTLEMENT AGREEMENT AND RELEASE

This CONFIDENTIAL SETTLEMENT AGREEMENT and RELEASE (this “Agreement”) is made and entered into as of October 21, 2012 (the “Effective Date”) by and between VOOM HD Holdings LLC f/k/a Rainbow HD Holdings LLC (“Rainbow”) and CSC Holdings, LLC (“Cablevision”), on the one hand, and DISH Network L.L.C. f/k/a EchoStar Satellite L.L.C. (“DISH”), on the other hand, and solely for the purposes set forth in Section 3(a) below, DISH Media Holdings Corporation f/k/a EchoStar Media Holdings Corporation (“DISH Media”), and solely for the purposes set forth in Sections 1(c) and 3(c) below, MSG Holdings, L.P. (“MSG Holdings”) and The Madison Square Garden Company (“MSG”), and solely for the purposes set forth in Section 2 below, EchoStar Corporation (“EchoStar Corporation”).  Rainbow, DISH, DISH Media, MSG Holdings, MSG, Cablevision and EchoStar Corporation shall each be referred to as a “Party” and collectively as the “Parties.”

WHEREAS, Rainbow and DISH and/or certain of their respective affiliates entered into a series of agreements relating to certain programming channels collectively known as VOOM (the “Joint Venture”), which was documented pursuant to, among other agreements, an Investment Agreement dated April 28, 2005; an EchoStar Satellite L.L.C. Affiliation Agreement, dated November 17, 2005 (the “VOOM Affiliation Agreement”); and a Limited Liability Company Agreement dated November 17, 2005.

WHEREAS, certain of the Parties are currently engaged in litigation concerning the Joint Venture in a case pending before Justice Richard B. Lowe III in the Supreme Court of New York, Commercial Division, and captioned as VOOM HD Holdings LLC v. EchoStar Satellite L.L.C. (Index No. 600292/2008) (the “Lawsuit”).

WHEREAS, in the Lawsuit, Rainbow alleges that DISH breached the VOOM Affiliation Agreement; and DISH has asserted counterclaims against Rainbow.

WHEREAS, certain of the Parties now desire to settle the Lawsuit in accordance with the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants, agreements and representations set forth herein, and for other good and valuable consideration, the receipt of and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

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1.                                      Payment and Dismissal of Lawsuit.

In full and final settlement of the Lawsuit:

(a)                                 DISH agrees to pay Seven Hundred Million U.S. Dollars ($700,000,000) by electronic funds transfer to an account designated by Rainbow according to instructions provided in Exhibit A (the “Payment”), a portion of which ($80,000,000) is in consideration for the agreement of DTV Norwich, LLC (“DTV”) to transfer to DISH certain MVDDS spectrum licenses pursuant to the terms set forth in that certain License Purchase Agreement of even date herewith by and between DTV and DISH (the “License Purchase Agreement”).  For the avoidance of doubt, the consideration for the transfer of such MVDDS spectrum licenses is included in the Payment, and no additional consideration is independently owing under the License Purchase Agreement.  DISH shall make the Payment no later than two (2) business days after the Effective Date.  The date the Payment is received shall be referred to herein as the “Settlement Date.”

(b)                                 On the first business day after the Effective Date, Rainbow and DISH will jointly request the Court to “so order” the terms of Sections 1(a), 1(b) and 1(d) herein and enter such terms into the record.  As promptly as practicable after the Settlement Date, but in any event within two (2) business days after the Settlement Date, Rainbow and DISH shall file a joint stipulation to dismiss the Lawsuit with prejudice, and shall take all other actions reasonably necessary to secure such dismissal.

(c)                                  Simultaneously with the execution of this Agreement, DISH and certain subsidiaries of each of AMC Networks Inc. (“AMC Networks”) and MSG shall execute an affiliation agreement for the carriage by DISH of certain programming channels owned and operated by AMC Networks and MSG (the “AMC/MSG Affiliation Agreement”).

(d)                                 Simultaneously with the execution of this Agreement, DISH shall cause DISH Media to convey its 20 percent limited liability interest in Rainbow to Rainbow Programming Holdings, LLC (“Rainbow Programming”) pursuant to that certain Interest Transfer Agreement of even date herewith by and between DISH Media, Rainbow Programming, Rainbow Media Holdings, LLC, and for the limited purposes named therein, Rainbow, Rainbow Media Enterprises, Inc. and DISH (the “Interest Transfer Agreement”), and upon such

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transfer, DISH Media shall no longer have any rights in (including any right to the Payment), claims against or obligations or liabilities with respect to Rainbow or its income, gains, losses, deductions or credits, other than any specific obligations or liabilities set forth in this Agreement.

2.             Mutual Releases

Effective upon the Settlement Date, each of DISH and EchoStar Corporation, for themselves and on behalf of their respective predecessors, successors, heirs, and assigns, and all of their respective Affiliates (as defined below), and each of these entities’ respective past, present and future directors, officers, shareholders, agents, employees, attorneys, consultants and representatives (collectively, the “DISH Releasors”), and each of Rainbow and Cablevision, for themselves and on behalf of their respective predecessors, successors, heirs and assigns, and all of their respective Affiliates, and each of these entities’ respective past present and future directors, officers, shareholders, agents, employees, attorneys, consultants and representatives (the “Rainbow Releasors,” and together with the DISH Releasors, the “Releasing Parties”) hereby completely and forever release, discharge and acquit each other, from any and all manner of causes of action, suits, debts, liabilities, judgments, executions, dues, damages, penalties, obligations, accounts, reckonings, bonds, bills, specialties, covenants, contracts, agreements, promises, and any and all claims and demands of every conceivable kind, whether now known or unknown, whether in law or in equity, whether liquidated or unliquidated, which any of the Releasing Parties ever had, now has, or may ever claim to have relating to, arising out of, or in connection with the Joint Venture and/or the Lawsuit.  Notwithstanding the foregoing, each of the Releasing Parties retains and does not release or waive any claims that may arise under the License Purchase Agreement (or any Ancillary Agreement, as defined therein), the AMC/MSG Affiliation Agreement, or the Interest Transfer Agreement (the “Transaction Agreements”), each as described in Section 1 above.  As used herein, “Affiliates” shall mean: (i) with respect to Rainbow, AMC Networks and its controlled subsidiaries; (ii) with respect to Cablevision, Cablevision Systems Corporation and its controlled subsidiaries; (iii) with respect to DISH, DISH Network Corporation and its controlled subsidiaries and (iv) with respect to EchoStar Corporation, EchoStar Corporation and its controlled subsidiaries.

In entering into this Agreement, the Releasing Parties acknowledge that they may hereafter discover facts different from, or in addition to, those which they now know or believe to be true with respect to the releases herein made, and agree that every release herein made is now and will remain effective notwithstanding the

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existence or the discovery of such additional facts.

3.             Further Undertakings

(a)                                 DISH Media consents, in its capacity as a member of Rainbow, to the execution, delivery and performance by Rainbow of this Agreement and the Transaction Agreements to which Rainbow will be a party and the consummation by Rainbow of the transactions contemplated hereby and thereby.

(b)                                 ***

(c)                                  DISH agrees that, as of the Effective Date, it shall immediately withdraw its pending FCC program access action, DISH Network L.L.C. v. Madison Square Garden, Inc., and Madison Square Garden, L.P.  (File No. CSR 8367-P) (the “FCC Action”) against Madison Square Garden, L.P. (currently known as MSG Holdings, L.P. and defined above as “MSG Holdings”) and Madison Square Garden, Inc. (currently known as The Madison Square Garden Company and defined above as “MSG”) (collectively with the controlled subsidiaries of MSG, the “MSG Parties”) with prejudice.  The DISH Releasors, on the one hand, and, effective on the Settlement Date, the MSG Parties, on the other hand, hereby completely and forever release, discharge and acquit each other and each other’s respective successors and assigns from any and all manner of causes of action, suits, debts, liabilities, judgments, executions, dues, damages, penalties, obligations, accounts, reckonings, bonds, bills, specialties, covenants, contracts, agreements, promises, and any and all claims and demands of every conceivable kind whether now known or unknown, whether in law or in equity, whether liquidated or unliquidated arising out of or related to the issues in the FCC Action.

4.             Confidentiality

The Releasing Parties agree to keep this Agreement and its terms and conditions strictly confidential and shall not disclose this Agreement, or its terms and conditions to any person or entity in any manner whatsoever for any reason, except that the Releasing Parties shall be entitled to disclose this information (a) to their respective directors, officers, employees, financial advisors, tax consultants, legal counsel, and accountants, provided that each such recipient shall be advised

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of its confidentiality and shall agree to be bound by this provision of this Agreement; (b) to a court, arbitrator or mediator in order to enforce its terms; and/or (c) as may be required by applicable law (including securities laws), regulation, or stock exchange rules and regulations, including in response to a regulator’s request, valid subpoena, court order, or other compulsory legal process.  Without limiting the foregoing, nothing herein shall prohibit, however, the Releasing Parties from disclosing the fact that they have settled the Lawsuit or the terms of the settlement as described in Section 1 above.  The Parties shall consult with each other before issuing, and provide each other the opportunity to review and promptly comment upon, any press release or other public statement with respect to the terms of this Agreement, including any Form 8-K filing, and shall not issue any such press release or make any such public statement or filing prior to such consultation.

Upon receipt of any order, subpoena or other compulsory legal process demanding production or disclosure of this Agreement or any of its terms, or when they believe that disclosure is required by law, Rainbow, Cablevision, DISH, DISH Media, MSG Holdings, MSG and EchoStar Corporation each agree that they will promptly notify the other Parties in writing of the anticipated disclosure and the identity of the individual or entity requesting the disclosure or the source of the disclosure obligation, no later than ten (10) business days prior to the date the disclosure is to be made, or sufficiently in advance as is reasonably practicable under the circumstances; provided, however, that no such notice shall be required for any disclosure that is (a) substantially similar to a disclosure for which notification has previously been provided in accordance with this Section 4 or (b) permitted under the second sentence of the immediately preceding paragraph.

5.             Representations and Warranties

Each of the Parties expressly represents, warrants and agrees as follows:

i.                                          it is a corporation or a limited liability company or a limited partnership validly existing and in good standing, and that it has all the requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, both on its own behalf and on behalf of its Releasing Parties;

ii.                                       the execution, delivery and performance of this Agreement will not result in any violation or be in conflict with its charter or by-laws or any agreement, order, judgment, decree, statute, rule or regulation applicable to it;

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iii.                                    there has been and will be no assignment, sale, transfer or hypothecation, by operation of law or otherwise, of any claim, right, cause of action, demand, obligation, liability or interest released herein;

iv.                                   it has thoroughly read and understood this Agreement in its entirety;

v.                                      it is executing this Agreement freely and voluntarily without duress or influence by any other Party or any third person, and is doing so after receiving advice from its respective counsel and with full understanding of its consequences;

vi.                                   it has made such investigation of the facts pertaining to the Lawsuit, the settlement of the Lawsuit and this Agreement and of all the matters pertaining to it as such Party deems necessary; and

vii.                                this Agreement is valid and binding on its Releasing Parties.

6.             Entire Agreement

This Agreement and the Transaction Agreements represent the full and complete agreement of the Parties with respect to the subject matter hereof, and supersede any prior agreements relating thereto, whether oral or written.  There are no representations, warranties, promises or other statements, express or implied, written or oral, upon which the Parties have relied, except as expressly set forth in this Agreement and the Transaction Agreements.

7.             No Admission of Liability

Nothing contained in this Agreement shall constitute, or be construed as, an admission of liability or wrongdoing by any Party, and neither this Agreement nor the terms or contents thereof shall be admissible in any court, administrative proceeding, arbitration, or other dispute resolution proceeding except to the extent necessary to enforce the rights and/or obligations arising under this Agreement.

8.             Applicable Law and Venue

This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of New York, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of New York (other than Section 5-1401 of

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the New York General Obligations Law).

Each of the Parties irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement brought by another Party or its successors or assigns shall be brought and determined in any federal court sitting in the Borough of Manhattan in The City of New York (or, if and only if such court lacks subject matter jurisdiction or such court determines that, notwithstanding the parties’ submission to personal jurisdiction, it lacks personal jurisdiction, then in any New York State court of competent jurisdiction sitting in the Borough of Manhattan in The City of New York), and each of the Parties hereby irrevocably submits to the sole and exclusive jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby.  Each of the Parties agrees not to commence any action, suit or proceeding relating thereto except in the courts described above in New York, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in New York as described herein.  Each of the Parties further agrees that notice as provided herein shall constitute sufficient service of process and the Parties further waive any argument that such service is insufficient.  Each of the Parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the courts in New York as described herein for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

9.             Construction

The Parties acknowledge that they have contributed substantially and materially to the preparation of this Agreement, and the Parties agree that this Agreement and its terms shall not be construed in favor of or against any Party by virtue of the fact that this Agreement may have been drafted or prepared by counsel for one of the Parties.

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10.          Severability

If any provision of this Agreement is held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, which shall continue in full force and effect without being impaired or invalidated in any way, and, such invalid, illegal or unenforceable provision shall be restated by a court of competent jurisdiction to reflect as nearly as possible the original intentions of the Parties in accordance with applicable law.

11.          Waiver

The waiver of a breach of this Agreement shall not be construed as a waiver of any subsequent breach.  No delay or omission by either Party in exercising any right or power occurring upon any non-compliance or default by the other Party with respect to any of the terms and provisions of this Agreement shall impair any such right or power, or be construed to be a waiver thereof.

12.          Costs and Expenses

Except as otherwise provided in the Transaction Agreements, the Parties understand and agree that each Party shall bear, and be responsible for the payment of, its own costs, expenses and attorneys’ fees incurred in connection with the Lawsuit, the FCC Action and/or the negotiation, preparation, execution and implementation of this Agreement; provided, however, that in the event of an action to enforce this Agreement, the prevailing party shall be entitled to its reasonable attorneys’ fees and costs.

13.          Amendment

The Parties agree that this Agreement shall not be amended or modified unless that amendment or modification is made in writing and executed by each Party.

14.          Notices

All notices, requests or other communications in relation to this Agreement shall be in writing and sent by (a) certified mail; or (b) Federal Express (or other similar overnight courier service) to the following addresses.  A notice shall be deemed to have been delivered on the date it was received.

Rainbow

Rainbow Media Holdings, LLC

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11 Penn Plaza

New York, NY 10001
Attention:  General Counsel

Cablevision

CSC Holdings, LLC

1111 Stewart Avenue

Bethpage, NY 11714

Attention:  General Counsel

MSG Holdings and MSG

The Madison Square Garden Company
MSG Holdings, L.P.
2 Pennsylvania Plaza
New York, NY 10121
Attention:  General Counsel

DISH and DISH Media

DISH Network L.L.C.
9601 S. Meridian Blvd.

Englewood, CO 80112

Attention: Office of the General Counsel

EchoStar Corporation

EchoStar Corporation

100 Inverness Terrace East

Englewood, CO 80112

Attn: General Counsel

15.          Execution in Counterparts

This Agreement may be executed in one or more counterparts, each of which when so executed and delivered shall be deemed an original and all of which together shall constitute one and the same agreement.

16.          Captions

Section and subsection titles and captions contained in this Agreement are inserted

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solely as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope or substance of any provision of this Agreement.

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IN WITNESS WHEREOF, the Parties, expressly intending to be legally bound hereby, have executed this Agreement as of the Effective Date.

VOOM HD Holdings, LLC
By:
Name:
Title:

CSC Holdings LLC
By:
Name:
Title:

By:
Name:
Title:

DISH Network L.L.C.
By:
Name:
Title:

DISH Media Holdings Corporation
By:
Name:
Title:

MSG Holdings, L.P.
By:
Name:
Title:

The Madison Square Garden Company
By:
Name:
Title:

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EchoStar Corporation
By:
Name:
Title:

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EXHIBIT A

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